U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

OPHTHALIX INC.

(Name of the Company as Specified in its Charter)

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INFORMATION STATEMENT

February 9, 2012

OPHTHALIX INC.

123 West Nye Lane, Suite 129

Carson City, NV 89706

+(972) 36133372

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of OphthaliX Inc., a Nevada corporation (the “Company”), to the holders of record at the close of business on February 15, 2012 (“Record Date”), of the Company’s outstanding common voting stock, par value $0.001 per share (“Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

THE COMPANY IS NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement informs shareholders of actions taken and approved on February 6, 2012, by Can-Fite BioPharma Ltd., the principal shareholder of the Company’s common stock including 38,534,631 shares (the “Majority Shareholder”). The Majority Shareholder is the beneficial owner of approximately 82.01% of the issued and outstanding shares and voting rights. The only items approved by written consent of the Majority Shareholders were as follows:

(i)	To approve the Company’s 2012 Stock Incentive Plan (the “2012 Plan”);
(ii)	To change the state of incorporation of the Company from the State of Nevada to the State of Delaware by merging the Company into OphthaliX Inc., a newly formed Delaware company (the “Reincorporation”); and
(iii)	To amend the Company’s Articles of Incorporation to change the capitalization of the Company by increasing the number of authorized common shares, par value $.001 per share, from 50,000,000 to 100,000,000 (the “Recapitalization”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO

SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED

HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

The Majority Shareholder has voted for the 2012 Plan, the Reincorporation, and the Recapitalization, and the Company has received its executed Written Consent, effective on February 6, 2012. A complete summary of these matters is set forth herein.

The stockholders of record at the close of business on February 15, 2012, are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about February 29, 2012.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions. This Information Statement is circulated to advise the Company’s shareholders of action already approved by written consent of the Majority Shareholder who holds a majority of the voting power of our Common Stock. Pursuant to Rule 14c-2 under the Exchange Act the approval by the Majority Shareholder of the 2012 Plan will not be effective until on or about March 20, 2012, or twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and mailed to the shareholders and the Reincorporation and Recapitalization will not be effective until on or about March 30, 2012, or thirty (30) days after the date this Information Statement is filed with the Securities and Exchange Commission and mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

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DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, the merger of the Company into the newly formed Delaware corporation to change the domicile of the Company described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. STOCKHOLDER APPROVAL HAS BEEN PREVIOUSLY OBTAINED FROM THE

MAJORITY SHAREHOLDER

CONSENTING SHAREHOLDERS

As of February 6, 2012, the Company had 46,985,517 issued and outstanding shares of Common Stock each of which were entitled to one vote on any matter brought to a vote of the Company’s stockholders. By written consent in lieu of a meeting, dated February 6, 2012, the Majority Shareholder approved the following actions:

(i)	The Company’s 2012 Stock Incentive Plan (the “2012 Plan”);
(ii)	The change in the state of incorporation of the Company from the State of Nevada to the State of Delaware by merging the Company into OphthaliX Inc., a newly formed Delaware company (the “Reincorporation”); and
(iii)	The amendment to the Company’s Articles of Incorporation to change the capitalization of the Company by increasing the number of authorized common shares, par value $.001 per share, to 100,000,000 (the “Recapitalization”).

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

•	Advising shareholders of the action taken by written consent by Nevada Law; and
•	Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have the right under Nevada law to dissent from the Reincorporation and to receive the fair value of their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of February 6, 2012, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and executive officers; and (iii) our directors and executive officers as a group.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Pnina Fishman 123 West Nye Lane, Suite 129 Carson City, NV 89706	43,701		*
Itay Weinstein 123 West Nye Lane, Suite 129 Carson City, NV 89706	0		-
Ilan Cohn 123 West Nye Lane, Suite 129 Carson City, NV 89706	0		-
Guy Regev 123 West Nye Lane, Suite 129 Carson City, NV 89706	223,463	(3)	*
Roger Kornberg 123 West Nye Lane, Suite 129 Carson City, NV 89706	19,583	(4)	*
Executive Officers and Directors as a Group (5 Persons)	286,747		*
Can-Fite Biopharma Ltd. (2) 10 Bareket Street Kiryat Matalon P.O. Box 7537 Petah-Tikva 49170 ISRAEL	38,534,631		82.01%

* Less than 1%

(1)         This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of February 15, 2012, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table. At February 6, 2012, we had 46,985,517 shares outstanding.

(2)         Includes 2,160,102 shares of common stock issuable to Can-Fite upon the exercise of warrants. The beneficial owners of Can-Fite holding 5% or more of Can-Fite’s outstanding ordinary shares are: Shaked Global 11.74%; Asend Technologies 6.12%; Giza Venture fund 5.94%.

(3)         Includes 124,153 shares of common stock held in a brokerage account.

(4)         The Company granted ten-year options to Dr. Kornberg to purchase 235,000 common shares of the Company at $2.00 per share. The options will vest as follows: 19,583 on March 31, 2012 and 19,583 on the last day of each month thereafter so long as he remains a director until fully vested. The options were granted under the Company’s 2012 Stock Incentive Plan.

CHANGE OF CONTROL

On November 21, 2011, the Company consummated its acquisition (the “Transaction”) of all the outstanding interests in Eyefite Ltd., a private company incorporated on June 27, 2011, under the laws of the State of Israel, pursuant to an agreement, dated November 21, 2011, by and between the Company and Can-Fite BioPharma Ltd. The Transaction resulted in a change of control and is described fully in the Form 8-K filed with the SEC on November 23, 2011.

As indicated in the table above, Can-Fite BioPharma Ltd. beneficially owns in the aggregate approximately 82% of our outstanding common stock. As a result this stockholder may, as a practical matter, be able to influence all matters requiring stockholder approval including the election of directors, merger or consolidation and the sale of all or substantially all of our assets. This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

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Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•	The operation of which may at a subsequent date result in a change in control of the Company; or
•	With respect to the election of directors or other matters.

2012 STOCK INCENTIVE PLAN

Description of Our 2012 Stock Incentive Plan

The 2012 Stock Incentive Plan (the “2012 Plan”) was adopted by the Board of Directors on February 6, 2012 and also approved by the Majority Shareholder on February 6, 2012. The following summary of our 2012 Plan is qualified in its entirety by reference to our 2012 Plan, a copy of which is attached as Appendix A to this Information Statement.

Types of Awards

Our 2012 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the “Code”), non-statutory stock options, restricted stock, restricted stock units, other stock-based awards and performance awards as described below.

Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of our Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may only be granted at an exercise price which is equal to or greater than the per-share fair market value of our Common Stock on the date of grant, or if our Board of Directors approves the grant of an option with an exercise price to be determined on a future date, such future date. Absent stockholder approval, we are not permitted to lower the exercise price of options granted under our 2012 Plan. Options may not be granted for a term in excess of ten years. Our 2012 Plan permits the following forms of payment of the exercise price of options: (1) payment by cash, check or through a “cashless exercise” through a broker (or in certain cases through a “net exercise” of the option), (2) subject to certain conditions, surrender to us of shares of our common stock, (3) any other lawful means approved by our Board of Directors or (iv) any combination of these forms of payment.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our Common Stock, subject to our right to repurchase all or part of such shares from the recipient (or require the forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Restricted Stock Units. Restricted stock units entitle the recipient to receive shares of our Common Stock or cash equal to the fair market value of shares of our common stock, to be delivered at the time such shares vest pursuant to the terms and conditions established by our Board of Directors.

Other Stock-Based Awards. Under our 2012 Plan, our Board of Directors has the right to grant other awards based upon our Common Stock having such terms and conditions as our Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock and the grant of awards entitling recipients to receive shares of our common stock to be delivered in the future.

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Performance Awards. Our Board of Directors may determine, at the time of grant, that a restricted stock award, restricted stock unit or other stock-based award (other than an option) granted will vest solely upon the achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code (such awards are referred to as performance awards). The performance criteria for each such award will be based on one or more of the following measures, which may be determined on a segment basis pursuant to U.S. generally accepted accounting principles, which we refer to as GAAP, or on a non-GAAP basis: net income, operating income (loss), earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, gross profit, operating profit before or after discontinued operations and/or taxes, sales, revenue growth, sales growth, earnings growth, cash flow or cash position, net operating cash usage, loan volume, loan characteristics, gross margins, cost savings, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, completion of capital markets transactions, completion of strategic acquisitions/disposition, receipt of regulatory approvals and cash position. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (1) extraordinary items, (2) gains or losses on the dispositions of discontinued operations, (3) the cumulative effects of changes in accounting principles, (4) the writedown of any asset, (5) fluctuation in foreign currency exchange rates and (6) charges for restructuring and rationalization programs. Such performance goals: (a) may vary by participant and may be different for different awards; (b) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by our Board of Directors; and (c) will be set by our Board of Directors within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. Grants of performance awards to any “Covered Employee” as defined under Section 162(m)(3) of the Code may only be made by a committee or subcommittee of our Board of Directors comprised solely of two or more directors eligible to serve on a committee making awards qualifying as “performance-based compensation” under Section 162(m).

Transferability of Awards

Except as our Board of Directors may otherwise determine or provide in an award under certain limited circumstances specified in our 2012 Plan, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers and directors of, as well as consultants and advisors to, the Company and its subsidiaries and any other business ventures in which we have a controlling interest are eligible to be granted awards under our 2012 Plan. Under present law, however, incentive stock options may only be granted to employees of us and our subsidiaries.

Administration

Our 2012 Plan is administered by our Board of Directors, which has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to our 2012 Plan and to interpret the provisions of our 2012 Plan. Pursuant to the terms of our 2012 Plan, our Board of Directors may delegate authority under our 2012 Plan to one or more committees or subcommittees of our Board of Directors. In addition, to the extent permitted by applicable law, our Board of Directors may delegate to one or more of our executive officers the power to grant options and other awards that constitute rights under Delaware law to our employees and officers, subject to certain limitations specified in our 2012 Plan, and provided that our Board of Directors fixes the terms of, and the maximum number of shares subject to, the awards that may be granted under such delegated authority.

Subject to any applicable limitations contained in our 2012 Plan, our Board of Directors or any committee to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines (1) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (2) the exercise price of options (subject to the limitations described above), (3) the duration of options (which may not exceed ten years) and (4) the number of shares of our common stock subject to any restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

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Our Board of Directors is required to make appropriate adjustments to our 2012 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. Our 2012 Plan also contains provisions addressing the consequences of any “Reorganization Event,” which is defined as (1) any merger or consolidation of the Company with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (2) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (3) any liquidation or dissolution of the Company. In connection with a Reorganization Event, our Board of Directors may take any one or more of the following actions as to all or any outstanding awards other than restricted stock (and subject to certain limitations with respect to restricted stock units) on such terms as it determines: (a) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (b) upon written notice, provide that all unexercised awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised (to the extent then exercisable) within a specified period following the date of such notice, (c) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such Reorganization Event, (d) in the event of a Reorganization Event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the amount of which we refer to as the Acquisition Price), make or provide for a cash payment to an award holder equal to (i) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (ii) the excess, if any, of (A) the Acquisition Price over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (e) provide that, in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (f) any combination of the foregoing. In connection with a Reorganization Event other than a liquidation or dissolution of the Company, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property that our common stock was converted into or exchanged for pursuant to such Reorganization Event. In connection with our liquidation or dissolution, all restrictions and conditions on outstanding restricted stock will automatically be deemed terminated or satisfied unless otherwise provided in the applicable award agreement or any other agreement between us and the holder of such restricted stock.

Our Board of Directors may at any time provide that any award, subject to certain limitations in the case of a performance award, will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

Share Counting

For purposes of counting the number of shares available for the grant of awards under our 2012 Plan:

•	If any award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or results in any common stock subject to such award not being issued, the unused shares of our Common Stock covered by such award will again be available for grant under our 2012 Plan, provided, however, that in the case of incentive stock options, the foregoing will be subject to any limitations under the Code;
•	Shares of common stock delivered (either by actual delivery, attestation, or net exercise) to us by a participant to (1) purchase shares of Common Stock upon the exercise of an award or (2) satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards; and
•	Shares of Common Stock repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, our Board of Directors may grant awards in substitution for any options or other stock or stock- based awards granted by such entity or an affiliate thereof. Substitute awards may be granted on such terms as our Board of Directors deems appropriate in the circumstances, notwithstanding any limitations on awards contained in our 2012 Plan. Substitute awards will not count against our 2012 Plan’s overall share limit, except as may be required by Section 422 and related provisions of the Code.

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Subplans

Our Board of Directors may establish subplans under our 2012 Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.

Amendment or Termination

No award may be made under our 2012 Plan after the expiration of ten years from the date that our 2012 Plan is approved by our stockholders, which in our case was February 6, 2012, but awards previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend or terminate our 2012 Plan, provided that no amendment requiring stockholder approval under certain legal or regulatory requirements specified in our 2012 Plan will become effective until such stockholder approval is obtained. No award will be made that is conditioned upon stockholder approval of any amendment to our 2012 Plan unless the award provides that (1) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to such stockholder approval.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under our 2012 Plan. This summary is based on the federal income tax laws in effect as of the date of this Information Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

For federal income tax purposes, a participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our 50% or more-owned corporate subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

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Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The income tax consequences associated with any other stock-based award granted under our 2012 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company

There will be no income tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

CHANGE OF DOMICILE

On January 2, 2012, our Board of Directors adopted resolutions, subject to stockholder approval received on February 6, 2012, to change the Company’s state of incorporation from Nevada to Delaware. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Delaware specifically for that purpose under the name “OphthaliX Inc.” (“OphthaliX“). Pursuant to the terms of the Plan of Merger, OphthaliX will be the surviving corporation and the issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of OphthaliX common stock at the rate of one share of OphthaliX common stock for each one share of the Company’s Common Stock. The form of the Plan of Merger of is attached hereto as Appendix B. Upon completion of the merger, the certificate of incorporation and bylaws of OphthaliX will become the governing instruments of the Company and the changes are more thoroughly discussed below.

Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

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The Delaware General Corporations Law (“DGCL”) permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts. Our current Articles of Incorporation do not include such “anti-takeover” provisions. Our Board of Directors has no present intention following the reincorporation in Delaware to further amend the Certificate of Incorporation or Bylaws to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our Board of Directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for our company if we reincorporate our company in Delaware.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with OphthaliX. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of OphthaliX.

As previously noted, the certificate of incorporation and bylaws of OphthaliX will be the governing instruments of the surviving corporation following the merger with the Company, resulting in some changes from the current Articles of Incorporation and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware. There are also material differences between the DGCL, and NRS. Certain changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below. This summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the certificate of incorporation and bylaws of OphthaliX, copies of which are included herewith as Appendix C and Appendix D, respectively.

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Changes to Articles of Incorporation

(a)  Number of Directors

The Articles of Incorporation of the Company do not limit the number of directors. OphthaliX’s certificate of incorporation limits the number of directors to nine.

(b)  Capitalization

The current Articles of Incorporation of the Company authorize 50,000,000 common shares, par value $.001. OphthaliX’s certificate of incorporation authorizes 100,000,000 common shares, par value $.001, to reflect the change in capitalization approved by the Majority Shareholder as described herein.

(c)  Preferred Stock

Please see Section 3.2 of Appendix C for differences between the preferred stock in the Company’s Bylaws and OphthaliX’s certificate of incorporation.

(d)  No Class Vote on Changes in Authorized Number of Shares of Preferred Stock

OphthaliX’s certificate of incorporation states that, subject to the rights of the holders of any series of preferred stock pursuant to the terms of OphthaliX’s certificate of incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the board of directors of OphthaliX, the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the common stock of OphthaliX irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)  Indemnification and Advancement of Expenses

OphthaliX’s certificate of incorporation states that OphthaliX shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an Indemnitee) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of OphthaliX or, while a director or an officer of OphthaliX, is or was serving at the request of OphthaliX as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, OphthaliX shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of OphthaliX.

(f)  Special Meetings of Stockholders

OphthaliX’s certificate of incorporation states that subject to the rights of the holders of any series of preferred stock of OphthaliX, and to the requirements of applicable law, special meetings of stockholders may be called only by either (i) the chairman of the board of directors, chief executive officer, or the president; (ii) by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which OphthaliX would have if there were no vacancies; or (iii) by the holders of 20% of the total votes entitled to be cast by the holders of all the outstanding capital stock of OphthaliX entitled to vote generally in an election of directors of OphthaliX.

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(g)  Amendments to the Certificate of Incorporation

OphthaliX’s certificate of incorporation states that no provision of Articles V (limitation of director liability and indemnification and advancement of expenses) or VIII (amendments to the certificate of incorporation and bylaws) of OphthaliX’s certificate of incorporation may be altered, amended or repealed in any respect (including by merger, consolidation or otherwise), nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 66⅓% of the capital stock of OphthaliX entitled to vote generally in an election of directors, voting together as a single class.

(h)  Adoption, Amendment and Repeal of the Bylaws

OphthaliX’s certificate of incorporation states that the board of directors of OphthaliX is expressly authorized to make, alter, amend and repeal the bylaws of OphthaliX subject to the power of the stockholders of OphthaliX to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the bylaws, the affirmative vote of the holders of at least 66⅓% of the capital stock of OphthaliX entitled to vote generally in an election of directors, voting together as a single class, shall be required to make, alter amend or repeal the bylaws of OphthaliX.

Changes to Bylaws

(a)  Annual Meeting

OphthaliX’s bylaws state that an annual meeting of the stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, on the date, and at the time as the board of directors shall each year fix, which date shall be within 13 months of the last annual meeting of stockholders.

(b)  Notice of Shareholder Meetings

OphthaliX’s bylaws state that notice of the place, if any, date and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at the meeting.

(c)  Quorum

OphthaliX’s bylaws state that at any meeting of the stockholders of OphthaliX, the holders of shares of stock of OphthaliX entitled to cast at least 33⅓% of the total votes entitled to be cast by the holders of all outstanding capital stock of OphthaliX, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law. Where a separate vote by one or more classes or series is required, the holder of shares entitled to cast 33⅓% of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

(d)  Inspectors

OphthaliX’s bylaws state that the board of directors of OphthaliX shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. OphthaliX may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors.

(e)  Written Consents of Shareholders

OphthaliX’s bylaws state that every written consent shall bear the date of signature of each stockholder of OphthaliX who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent received in accordance with applicable law, a written consent or consents signed by a sufficient number of holders to take such action are delivered to OphthaliX as required by law.

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(f)  Number, Election, and Term of Directors

OphthaliX’s bylaws state that, subject to the special right of the holders of any class or series of stock to elect directors, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which OphthaliX would have if there were no vacancies.

(g)  Regular Meetings of Directors

OphthaliX’s bylaws state that regular meetings of the board of directors of OphthaliX shall be held at the place, on the date and at the time as shall have been established by the board of directors and publicized among all directors. A notice of a regular meeting the date of which has been so publicized shall not be required.

(h)  Special Meetings of Directors

OphthaliX’s bylaws state that special meetings of the board of directors of OphthaliX may be called by the chairman, the chief executive officer, the president, or by two or more directors then in office and shall be held at the place, on the date, and at the time as they or he or she shall fix. Notice of the place, date, and time of each special meeting shall be given each director either (a) by mailing written notice not less than five (5) days before the meeting, or (b) by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

(i)  Participation in Meetings by Conference Telephone or Other Communications Equipment

OphthaliX’s bylaws state that members of the board of directors of OphthaliX, or of any committee thereof, may participate in a meeting of the board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

(j)  Conduct of Business

OphthaliX’s bylaws state that if OphthaliX has an even number of directors in office, all of whom are in attendance at the meeting, who are equally divided, the chairman of the board shall have the deciding vote.

(k)  Committees of the Board of Directors

OphthaliX’s bylaws state that the board of directors of OphthaliX may from time to time designate standing and special committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board.

(l)  Officers Generally

OphthaliX’s bylaws state that the officers of OphthaliX shall consist of a chairman of the board, chief executive officer, president, a chief financial officer, one or more vice presidents, a secretary, a treasurer, a c ontroller, and the other officers as may from time to time be appointed by the board of directors.

(m)  Action With Respect to Securities of Other Corporations

OphthaliX’s bylaws state that, unless otherwise directed by the board of directors, the chief executive officer or any officer of OphthaliX authorized by the chief executive officer shall have power to vote and otherwise act on behalf of OphthaliX, in person or by proxy, at any meeting of stockholders or equity holders of any other corporation or entity or in which OphthaliX may hold securities and otherwise to exercise any and all rights and powers which OphthaliX may possess by reason of its ownership of securities in the other corporation or entity.

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(n)  Electronic Transmission

OphthaliX’s bylaws state that, when used in OphthaliX’s bylaws, the terms “written” and “in writing” shall include any “electronic transmission,” as defined in Section 232(c) of the Delaware General Corporation Law, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail.

Change from Delaware Law to Nevada Law

As a result of the Reincorporation, the Company will be governed by Delaware corporation laws. The following chart summarizes some of the material differences between the DGCL and the NRS. This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada
Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause. The Company’s current Bylaws do not expressly permit such removal of directors. The bylaws of OphthaliX do provide for removal of directors.	Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. Because the Company’s current Bylaws do not expressly address removal of directors, Nevada law governs which provides that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The Certificate of Incorporation of PSMH-DE does not contain any restrictions to declare and pay dividends.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

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Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. OphthaliX’s certificate of incorporation currently limits the liability of its directors to the fullest extent permitted by Delaware law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The Company’s Articles of Incorporation currently limit the liability of its directors to the fullest extent permitted by Nevada.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

OphthaliX’s bylaws indemnify its officers and directors to the fullest extent permitted by Delaware law.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

The Company’s Bylaws currently indemnify its officers and directors to the fullest extent permitted by Nevada law.

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Increasing or Decreasing Authorized Shares
Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity
Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

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Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) , or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

OphthaliX’s certificate of incorporation contains a provision expressly electing not to be governed by that statute.

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Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33⅓% of all voting power; (2) at least 33⅓% but less than a majority of all voting power; or (3) a majority or more of all voting power.

The certificate of incorporation of OphthaliX elected not to be governed by these provisions.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation’s then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person’s securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Based upon the financial statements of the Company at September 30, 2011, assuming no change in the number of outstanding shares or assets, the Company’s annual fee for the first full year would be approximately $350.

Nevada charges corporations incorporated in Nevada nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

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Anti-Takeover Effects of Certain Provisions of Delaware Law and OphthaliX’s Certificate of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Delaware’s corporation law and the OphthaliX’s certificate of incorporation and bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Change in Capitalization. OphthaliX’s certificate of incorporation provides for authorized capital of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of Preferred Stock, par value $0.001 per share, 5,000,000 of which have not been designated or issued and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in the OphthaliX’s certificate of incorporation. The issuance of additional common stock and preferred stock may make it more difficult for, or prevent or deter a third party from acquiring control of OphthaliX or changing its board of directors and management, as well as, inhibit fluctuations in the market price of OphthaliX’s shares that could result from actual or rumored takeover attempts. Specifically, the ability to issue such “blank check” preferred stock, subject to the rights of the Series A Preferred Stockholders, could give the board of directors the ability to hinder or discourage any attempt to gain control of OphthaliX by a merger, tender offer at a control premium price, proxy contest or otherwise.

Limitation of Director Liability. OphthaliX’s certificate of incorporation limits the liability of its directors and officers to the company or its stockholders to the fullest extent permitted by Delaware law. Specifically, OphthaliX is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Indemnification Arrangements. OphthaliX’s bylaws indemnify its officers and directors to the fullest extent permitted by Delaware law. The indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, OphthaliX may reimburse directors and officers for expenses incurred in a derivative action.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

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Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the Reincorporation will become effective upon the filing of Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Nevada Secretary of State, on or about March 30, 2012 (the “Effective Date”). However, at any time before the Effective Date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or OphthaliX, or by both, notwithstanding the approval of the stockholders. Management currently intends and reserves the right to terminate the Plan of Merger and abandon the Reincorporation in the event that shareholders owning in the aggregate 1% of the combined outstanding shares of Common Stock dissent. The Boards of Directors of the Company and OphthaliX may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation cannot: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the certificate of incorporation of OphthaliX to be effected by the Merger; or (iii) alter or change any of the terms or conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the constituent companies.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, OphthaliX, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Delaware. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)	the Reincorporation of the Company in the State of Delaware to be accomplished by a merger between the Company and OphthaliX, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;
(b)	no gain or loss for federal income tax purposes will be recognized by stockholders of the Company on receipt by them of the common stock or the preferred stock of OphthaliX in exchange for shares of the Company’s Common Stock or Preferred Stock;
(c)	the basis of the OphthaliX common stock received by stockholders of the Company in exchange for their shares of the Company’s Common Stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for the Company’s Common Stock; and
(d)	the holding period for the OphthaliX common stock for capital gains treatment received in exchange for the Company’s Common Stock will include the period during which the Company’s Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the State of Delaware. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, OphthaliX, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

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Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Delaware, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of OphthaliX common stock, as applicable. We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, Action Stock Transfer Corporation, and to be issued in exchange therefore, new common stock certificates representing the number of shares of OphthaliX common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance. The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company’s registrar and transfer agent, Action Stock Transfer Corporation, may be contacted at 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, Utah 84121. Their telephone number is (801) 274-1088.

Securities Act Consequences

The shares of OphthaliX’s stock to be issued in exchange for shares of the Company’s stock are not being registered under the Securities Act. In that regard, OphthaliX is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into OphthaliX and the issuance of shares of common stock in the Delaware corporation in exchange for the shares of the Common Stock of the Nevada corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the Reincorporation.

AMENDMENT TO ARTICLES OF INCORPORATION

General

On January 2, 2012, the Board of Directors and on February 6, 2011, the Majority Shareholder, by written consent approved an amendment to the Articles of Incorporation of the Company increasing the total common shares authorized from 50,000,000 to 100,000,000, par value $.001 per share (the “Reincorporation”).

Reason for Reincorporation

The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of Common Stock is to have shares available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including, without limitation:

•	future acquisitions;
•	investment opportunities;
•	stock splits; and
•	future financings and other corporate purposes.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

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DISSENTER’S RIGHTS

Holders of record of shares of the Company’s Common Stock that are not voted in favor of the Reincorporation or consent thereto in writing and that properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS. Holders of record of shares of the Company’s Common Stock will not be entitled to dissenters’ rights under NRS Sections 78.2055 or 92A.380 as a direct result of the adoption of the 2012 Plan or the Recapitalization. Management currently intends and reserves the right to terminate the Plan of Merger and abandon the Reincorporation in the event that shareholders owning in the aggregate 1% of the combined outstanding shares of Common Stock dissent.

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this Information Statement as Appendix E. The following summary does not constitute legal or any other advice nor does it constitute a recommendation that shareholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “shareholder” or “holders of shares of the Company’s capital stock” are to the record holder or holders of the shares of the Company’s capital stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of the Company’s capital stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the shareholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, shareholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Appendix F to this Information Statement. Dissenting stockholders must, by no later than March 30, 2012 [30 days after the mailing of this Information Statement], send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Appendix F. The written objection should be sent to:

OphthaliX Inc.

c/o Pnina Fishman

123 West Nye Lane, Suite 129

Carson City, NV 89706

Email: Pnina@canfite.co.il

Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand or by March 30, 2012, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above or to our transfer agent, Action Stock Transfer Corporation, 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, Utah 84121, Attention Justeene Blankenship, for the purpose of affixing a notation indicating that a demand for payment has been made.

If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended December 31, 2010, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

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A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Appendix E to this Information Statement. Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS APPENDIX F, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the information statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth below. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth below.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC’s web site at http://www.sec.gov.

The Company will provide without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates). Such requests should be directed to the Address and phone number indicated below. This includes information contained in documents filed subsequent to the date on which definitive copies of the Information Statement are sent or given to security holders, up to the date of responding to the request.

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You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

Denali Concrete Management, Inc.

123 West Nye Lane, Suite 129

Carson City, NV 89706

Telephone: +(972) 36133372

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Pnina Fishman
Pnina Fishman
Interim Chief Executive Officer

February 8, 2012

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APPENDICES

The following documents are appended to this information statement:

Appendix A	2012 Stock Incentive Plan
Appendix B	Form of Agreement and Plan of Merger
Appendix C	Certificate of Incorporation of OphthaliX Inc., a Delaware corporation, which will become the Certificate of Incorporation of the Company following the Reincorporation
Appendix D	Bylaws of OphthaliX Inc., a Delaware corporation, which will become the Bylaws of the Company following the Reincorporation
Appendix E	Nevada Revised Statutes Sections 92A.300 - 92A.500
Appendix F	Dissenter’s Rights Notice

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APPENDIX A

OPHTHALIX INC.

2012 STOCK INCENTIVE PLAN

1.        Purpose

The purpose of this 2012 Stock Incentive Plan (the “Plan”) of Ophthalix Inc., a Nevada corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.        Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5(a)), Restricted Stock (as defined in Section 6(a)), Restricted Stock Units (as defined in Section 6(a)), Other Stock-Based Awards (as defined in Section 7(a)) and Performance Awards (as defined in Section 8(a)).

3.        Administration and Delegation

(a)          Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)          Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)          Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Nevada law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Nevada law then permits such delegation.

4.        Stock Available for Awards

(a)        Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 4,900,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). Any or all Awards may be in the form of Incentive Stock Options. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A)         if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code;

(B)         shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(C)         shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b)        Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.        Stock Options

(a)        General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)        Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Ophthalix Inc., any of Ophthalix Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)        Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. Fair Market Value of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCQX market data vendor as listed on the OTCQX website (www.otcmarkets.com) on the date of grant; or

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(3) if the Common Stock does not trade on any such exchange and is not quoted on the OTCQX, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or

(4) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A of the Code. The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d)        Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)        Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)        Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided that (A) such method of payment is then permitted under applicable law, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (A) the number of shares underlying the portion of the Option being exercised, less (B) such number of shares as is equal to (i) the aggregate exercise price for the portion of the Option being exercised divided by (ii) the Fair Market Value on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

(g)      Limitation on Repricing. At the point any securities of the Company are listed on a national exchange (as defined in the Exchange Act), unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding Option granted under the Plan and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option granted under the Plan with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the stock exchange on which the securities of the Company are listed.

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6.        Restricted Stock; Restricted Stock Units

(a)        General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price or to require forfeiture of such shares if issued at no cost from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)        Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)        Additional Provisions Relating to Restricted Stock.

(1) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (A) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (B) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)        Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

7.        Other Stock-Based Awards

(a)        General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

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(b)        Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

8.        Performance Awards

(a)        Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 8 (“Performance Awards”).

(b)        Committee. Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as “performance-based compensation” under Section 162(m) of the Code (“Performance-Based Compensation”) shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m) of the Code (“Section 162(m)”). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(c)        Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined on a segment basis pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: net income, operating income (loss), earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, gross profit, operating profit before or after discontinued operations and/or taxes, sales, revenue growth, sales growth, earnings growth, cash flow or cash position, net operating cash usage, loan volume, loan characteristics, gross margins, cost savings, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, completion of capital markets transactions, completion of strategic acquisitions/disposition, receipt of regulatory approvals and cash position. Such goals may reflect absolute entity, segment or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (1) extraordinary items, (2) gains or losses on the dispositions of discontinued operations, (3) the cumulative effects of changes in accounting principles, (4) the writedown of any asset, (5) fluctuation in foreign currency exchange rates, and (6) charges for restructuring and rationalization programs. Such performance measures: (A) may vary by Participant and may be different for different Awards; (B) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (C) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(d)        Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(e)        Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

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9.        Adjustments for Changes in Common Stock and Certain Other Events

(a)        Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (1) the number and class of securities available under the Plan, (2) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (3) the number and class of securities and exercise price per share of each outstanding Option, (4) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, (5) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award and (6) the share and per share related provisions and the purchase price, if any, of each outstanding Performance Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)        Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (A) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (B) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (C) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A)         In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (x) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B)         Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

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(C)         For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.      General Provisions Applicable to Awards

(a)          Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards that are subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)          Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)          Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)          Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)          Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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(f)          Amendment of Award. Except as otherwise provided in Section 5(g) with respect to repricings, Section 8 with respect to Performance Awards or Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (1) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (2) the change is permitted under Section 9.

(g)          Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company, (2) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)          Acceleration. Except as otherwise provided in Section 8 with respect to Performance Awards, the Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11.      Miscellaneous

(a)          No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)          No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)          Effective Date and Term of Plan. The Plan shall become effective on January 2, 2012 (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)          Amendment of Plan. The Board may amend the Plan at any time, and from time to time, subject to the limitation that no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at adoption of such amendment, in any instance in which such amendment would: (1) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (2) change in substance the provisions of Section 2 hereof relating to eligibility to participate in the Plan and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

(e)          Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (1) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (2) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

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(f)          Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (1) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (2) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)          Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)          Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Nevada.

DATE APPROVED BY BOARD OF DIRECTORS: February 6, 2012

DATE APPROVED BY STOCKHOLDERS: February 6, 2012

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APPENDIX B

AGREEMENT AND PLAN OF MERGER

BETWEEN

OPHTHALIX INC.

A NEVADA CORPORATION

AND

OPHTHALIX INC.

A DELAWARE CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of the 24th day of February, 2012 is made by and between OphthaliX Inc., a Nevada corporation (“OphthaliX-NV”) and OphthaliX Inc., a Delaware corporation (“OphthaliX-DE” also known as the “Surviving Entity”).

WITNESSETH

WHEREAS, the Board of Directors and shareholders of OphthaliX-NV have deemed it advisable and in the best interests of the shareholders to change the domicile of OphthaliX-NV from the State of Nevada to the State of Delaware and have incorporated OphthaliX-DE as a wholly owned subsidiary corporation in the State of Delaware for the purpose of merging OphthaliX-NV into OphthaliX-DE; and

WHEREAS, the Board of Directors of OphthaliX-DE deems it advisable and in the best interests of OphthaliX-DE and its stockholders that OphthaliX-NV be merged with and into OphthaliX-DE as permitted by Section 252 of the General Corporation Law of Delaware (the “Delaware Laws”) and the applicable laws of Nevada under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of OphthaliX-NV deems it advisable and in the best interests of OphthaliX-NV and its stockholders that OphthaliX-NV be merged with and into OphthaliX-DE as permitted by the Nevada Revised Statutes, 92A (the “Nevada Laws”) and the Delaware Laws under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), OphthaliX-NV shall have an authorized capitalization consisting of Common Stock, par value $.001 per share (the “OphthaliX-NV Common Stock”), and Preferred Stock, par value $.001 per share (the “OphthaliX-NV Preferred Stock”); and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), OphthaliX-DE shall have an authorized capitalization consisting of Common Stock, $.001 par value per share (the “OphthaliX-DE Common Stock”), and Preferred Stock, par value $.001 per share (the “OphthaliX-DE Preferred Stock”); and

WHEREAS, the stockholders and directors of OphthaliX-NV and the stockholders and directors of OphthaliX-DE have duly approved this Agreement by written consent.

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the Delaware Laws and the Nevada Laws, the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

1.          Terms and Conditions of Merger. At the Effective time (as hereinafter defined), OphthaliX-NV shall be merged with and into OphthaliX-DE pursuant to the provisions of the Delaware Laws (the “Merger”), and OphthaliX-DE shall be the Surviving Entity.

The date and hour on which the Merger occurs and becomes effective shall be close of business on March 30, 2012, and is hereinafter referred to as the “Effective Time”. Prior to the Effective Time, OphthaliX-NV and OphthaliX-DE shall file the Certificate of Merger with the Secretary of State of Delaware pursuant to Section 252 of Delaware Laws and the Articles of Merger with the Secretary of State of the State of Nevada pursuant to Section 92A.200 of Nevada Laws.

2.          Name, Charter, Bylaws, Directors and Officers. From and after the Effective Time:

2.1           The name of the Surviving Entity shall be: OphthaliX Inc.

2.2           The current Certificate of Incorporation of OphthaliX-DE shall be the Certificate of Incorporation of the Surviving Entity.

2.3           The current Bylaws of OphthaliX-DE shall be the Bylaws of the Surviving Entity.

2.4           The directors and officers of OphthaliX-DE at the Effective Time shall be unchanged and remain the directors and officers from and after the Effective Time until the expiration of their current terms and until their successors are elected and qualify, or prior resignation, removal or death, subject to the Certificate of Incorporation and Bylaws of the Surviving Entity.

3.          Succession. On the Effective Date, OphthaliX-DE shall succeed OphthaliX-NV in the manner and as more fully set forth in the Delaware Laws and specifically as follows:

(a)          The separate corporate existence of OphthaliX-NV shall cease, and the Surviving Entity shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to al the restrictions, liabilities and duties of OphthaliX-NV;

(b)          All and singular rights, privileges, powers and franchises of OphthaliX-NV and all property, real, personal and mixed, and all debts due to OphthaliX-NV on whatever account, as well as for share and note subscriptions and all other things in action or belonging to OphthaliX-NV shall be vested in the Surviving Entity;

(c)          All property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Entity as they were of OphthaliX-NV, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware or the State of Nevada, or of any of the other states of the United States, in OphthaliX-NV shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of OphthaliX-NV shall be preserved unimpaired;

(d)          All debts, liabilities and duties of OphthaliX-NV shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it;

(e)          All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of OphthaliX-NV, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to OphthaliX-NV; and

(f)          At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which OphthaliX-NV is then a party shall be assumed by, and continue to be the plan of, the Surviving Entity. To the extent any employee benefit plan, incentive compensation plan or other similar plan of OphthaliX-NV provides for the issuance or purchase of, or otherwise relates to, OphthaliX-NV stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Entity stock.

4.          Further Assurances. From time to time, when and as required by OphthaliX-DE or its successors and assign, there shall be executed and delivered on behalf of OphthaliX-NV such deeds and other instruments, and there shall be taken or caused to be taken by or on behalf of OphthaliX-NV such further and other action, as shall be appropriate or necessary to vest, perfect or confirm, of record or otherwise in OphthaliX-DE, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of OphthaliX-NV, and otherwise to carry out the purposes of this Agreement, and the officers and the directors of OphthaliX-DE are fully authorized by and on behalf of OphthaliX-NV to take any and all such action to execute and deliver any and all such deeds and other instruments.

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5.          Stock and Stock Certificates. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof;

(a)          Each share of OphthaliX-NV Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof, be converted share for share, into fully-paid and non-assessable shares of the Surviving Entity as of the Effective Time.

(b)          As of the Effective Time, all of the outstanding shares of OphthaliX-DE Common Stock which shares are held by OphthaliX-NV shall be redeemed by the Surviving Entity for the sum of one dollar ($1.00) and such redeemed shares shall be cancelled and returned to the status of authorized and unissued shares of the Surviving Entity. None of such redeemed shares shall be retained by the Surviving Entity as treasury shares.

(c)          Each share of OphthaliX-NV Common Stock, if any, held in treasury immediately prior to the Effective Time shall be cancelled and no shares of other securities of the Surviving Entity shall be issued in respect thereof.

(d)          All of the options and warrants to acquire, or instruments convertible into, shares of OphthaliX-NV Common Stock or shares of OphthaliX-NV Preferred Stock held by any person shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted, share for share, into options and warrants, or convertible instruments, respectively, of the Surviving Entity.

(e)          From and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of OphthaliX-NV Common Stock or OphthaliX-NV Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of OphthaliX-DE Common Stock or OphthaliX-DE Preferred Stock into which such shares have been converted as herein provided. The registered owner on the books and records of OphthaliX-NV of any such outstanding stock certificates shall, until such certificates shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity, have and be able to exercise any voting and other rights with respect to and receive any dividend or other distributions upon the OphthaliX-DE Common Stock evidenced by such outstanding certificates as provided.

6.          Amendment and Termination. Subject to applicable law, this Agreement may be amended by written agreement of the parties hereto at any time prior to the Effective Time. Subject to applicable law, this Agreement may be terminated by the Board of Directors of OphthaliX-DE or the Board of Directors of OphthaliX-NV at any time prior to the Effective Time.

7.          Miscellaneous. For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Agreement to be executed by the Chief Executive Officer as of the day and year first above written.

SURVIVING COMPANY:	OphthaliX Inc.

	By:	/s/ Pnina Fishman
Pnina Fishman, Interim Chief Executive Officer

OPHTHALIX-NV:	OphthaliX Inc.

	By:	/s/ Pnina Fishman
Pnina Fishman, Interim Chief Executive Officer

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APPENDIX C

CERTIFICATE OF INCORPORATION

OF

OPHTHALIX INC.

The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I

Name

The name of the corporation is OphthaliX Inc.

ARTICLE II

Purpose

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III

Capitalization

3.1           Authorized Shares. The total number of shares of stock which the corporation shall have authority to issue is 100,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share.

3.2           Preferred Stock.

(i)          Shares of preferred stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the board of directors of the corporation, and the board of directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the board of directors with respect to each series of preferred stock shall include, but not be limited to, determination of the following:

(a)          The number of shares constituting that series and the distinctive designation of that series;

(b)          The dividend rate or rates, if any, on the shares of that series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)          Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d)          Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(e)          Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates;

(f)          Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)          The rights of the shares of that series in the event of voluntary or involuntary liquidation, distribution of assets, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)          Any other relative rights, powers, and preferences, and the qualifications, limitations and restrictions thereof, of that series.

(ii)         Each holder of common stock, as such, shall be entitled to one vote for each share of common stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of common stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of preferred stock) or pursuant to the General Corporation Law of the State of Delaware.

3.3           No Class Vote on Changes in Authorized Number of Shares of Preferred Stock. Subject to the rights of the holders of any series of preferred stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the board of directors, the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the common stock irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

ARTICLE IV

Board of Directors

Number of Directors; Vacancies and Newly Created Directorships. The number of directors constituting the board of directors shall be not fewer than one and not more than nine. The number of directors initially shall be three. Subject to the previous sentence and to the special rights of the holders of any class or series of stock to elect directors, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the board of directors. Vacancies and newly-created directorships shall be filled exclusively pursuant to a resolution adopted by the board of directors.

ARTICLE V

Limitation of Director Liability;

Indemnification and Advancement of Expenses

5.1           Limitation of Director Liability. To the fullest extent that the General Corporation Law of the State of Delaware or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article V shall adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

5.2           Indemnification and Advancement of Expenses. The corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an Indemnitee) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the corporation or, while a director or an officer of the corporation, is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, the corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the corporation.

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ARTICLE VI

Meetings of Stockholders

6.1           Special Meetings of Stockholders. Subject to the rights of the holders of any series of preferred stock, and to the requirements of applicable law, special meetings of stockholders may be called only by either (i) the chairman of the board of directors, chief executive officer, or the president; (ii) by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies; or (iii) by the holders of 20% of the total votes entitled to be cast by the holders of all the outstanding capital stock of the corporation entitled to vote generally in an election of directors.

6.2           Election of Directors by Written Ballot. Election of directors need not be by written ballot.

ARTICLE VII

Registered Office and Agent

The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company.

ARTICLE VIII

Amendments to the Certificate of Incorporation and Bylaws

8.1           Amendments to the Certificate of Incorporation. Notwithstanding any other provisions of this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles V or VIII may be altered, amended or repealed in any respect (including by merger, consolidation or otherwise), nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 66⅓ percent (66.33%) of the capital stock of the corporation entitled to vote generally in an election of directors, voting together as a single class.

8.2           Adoption, Amendment and Repeal of the Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to make, alter, amend and repeal the bylaws of the corporation subject to the power of the stockholders of the corporation to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the bylaws, the affirmative vote of the holders of at least 66⅓ percent (66.33%) of the capital stock of the corporation entitled to vote generally in an election of directors, voting together as a single class, shall be required to make, alter amend or repeal the bylaws of the corporation.

ARTICLE IX

Incorporator; Initial Board of Directors

9.1           Name and Address of Incorporator. The name and mailing address of the incorporator is Ronald N. Vance, Attorney at Law, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095.

9.2           Initial Directors. The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as the initial board of directors shall be as follows:

NAME	ADDRESS
Pnina Fishman	123 West Nye Lane, Suite 129
Carson City, NV 89706

Ilan Cohn	123 West Nye Lane, Suite 129
Carson City, NV 89706

Guy Regev	123 West Nye Lane, Suite 129
Carson City, NV 89706

Roger Kornberg	123 West Nye Lane, Suite 129
Carson City, NV 89706

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ARTICLE X

Inapplicability of Section 203

The corporation shall not be subject to the provision of Section 203 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation this 9th day of February 2012.

/s/ Ronald N. Vance
Ronald N. Vance, Incorporator

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APPENDIX D

BYLAWS

OF

OPHTHALIX INC.

ARTICLE I

Stockholders

Section 1.1.          Annual Meeting.

An annual meeting of the stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, on the date, and at the time as the Board of Directors shall each year fix, which date shall be within 13 months of the last annual meeting of stockholders.

Section 1.2.          Advance Notice of Nominations and Proposals of Business.

a)           Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s proxy materials with respect to such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder (or stockholders acting jointly) of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting, who has complied with the notice procedures set forth in this section, and who owns more than 5% of the outstanding common stock of the Corporation. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

b)           For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (iii) of the foregoing paragraph, (i) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and (ii) any such business must be a proper matter for stockholder action under Delaware law. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this paragraph (b), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.

c)           Such Record Stockholder’s notice shall set forth:

1)           if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;

2)           as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

3)           as to (a) the Record Stockholder giving the notice and (b) the beneficial owner, if any, on whose behalf the nomination or proposal is made each, (a “party”):

i.            the name and address of each such party;

ii.         (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes of this Section 1.2(c), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date); and

iii.         any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act.

d)           A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with clause (iii) of Section 1.2(a) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

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e)           Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1.2(c)(1) and (3) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Article I.

f)         For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

g)           Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2. Nothing in this Section 1.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 1.3.          Special Meetings; Notice.

Special meetings of stockholders shall be called as provided in the Certificate of Incorporation. Upon request in writing sent by registered or certified mail to the Chairman of the Board, the President, or Chief Executive Officer by any stockholder or stockholders entitled to call a special meeting of stockholders, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 90 nor more than 100 days after the receipt and determination of the validity of such request, and a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in Section 5.5 hereof. Following such receipt and determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4 hereof, that a meeting will be held at the time and place so determined. Notice of every special meeting shall state the purpose of the meeting and the business conducted at a special meeting of stockholders shall be limited to the business set forth in the notice of meeting. The Board of Directors may postpone or reschedule any previously called special meeting.

Section 1.4.          Notice of Meetings.

a)           Notice of the place, if any, date and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed present in person and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at the meeting, except as otherwise provided in these bylaws or required by law (meaning in these bylaws, as required from time to time by the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation).

b)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholder and proxyholders may be deemed to be present in person of such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

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Section 1.5.          Quorum.

a)           At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast at least 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of all outstanding capital stock of the Corporation, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law. Where a separate vote by one or more classes or series is required, the holder of shares entitled to cast 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

b)           If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date and time.

Section 1.6.          Organization.

The Chairman of the Board or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the Chief Executive Officer of the Corporation or, in his or her absence, the person chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chair of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be the person the chair appoints.

Section 1.7.          Conduct of Business.

The chair of any meeting of stockholders shall determine the order of business and the rules of procedure for the conduct of the meeting, including the manner of voting and the conduct of discussion as the chair determines to be in order. The chair shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 1.8.          Proxies; Inspectors.

a)           At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.8 may be substituted or used in lieu of the original writing or transmission that could be used, provided that the copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

b)           The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors.

Section 1.9.          Voting.

All elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law or these bylaws, all other matters shall be determined by a majority of the votes cast on the matter affirmatively or negatively.

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Section 1.10.         Stock List.

a)           A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting as required by law.

b)           The stock list shall also be open to the examination of any such stockholder during the whole time of the meeting as provided by law. The Corporation may look to this list as the sole evidence of the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 1.11.         Written Consents.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent received in accordance with applicable law, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation as required by law.

ARTICLE II

Board of Directors

Section 2.1.          Number, Election, Term and Qualifications of Directors.

a)           Subject to the special right of the holders of any class or series of stock to elect directors, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

b)           Directors need not be stockholders to be qualified for election or service as a director of the Corporation.

Section 2.2.          Removal; Resignation.

Any director or the entire Board of Directors may be removed, with or without cause but only with cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Any director may resign at any time upon notice given in writing to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

Section 2.3.          Newly Created Directorships and Vacancies.

Except as otherwise required by law and subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, or by the stockholders. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until the director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

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Section 2.4.          Regular Meetings.

Regular meetings of the Board of Directors shall be held at the place, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting the date of which has been so publicized shall not be required.

Section 2.5.          Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer, the President, or by two or more directors then in office and shall be held at the place, on the date, and at the time as they or he or she shall fix. Notice of the place, date, and time of each special meeting shall be given each director either (a) by mailing written notice not less than five (5) days before the meeting, or (b) by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

Section 2.6.          Quorum.

At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

Section 2.7.          Participation in Meetings by Conference Telephone or Other Communications Equipment.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

Section 2.8.          Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in the order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these bylaws or required by law. If the Corporation has an even number of directors in office, all of whom are in attendance at the meeting, who are equally divided, the Chairman of the Board shall have the deciding vote. The Board of Directors may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9.          Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing or special committees may be allowed compensation for attending committee meetings.

ARTICLE III

Committees

Section 3.1.          Committees of the Board of Directors.

The Board of Directors may from time to time designate standing and special committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The responsibilities of each standing committee shall be stated in the committee’s charter, as approved by the Board of Directors. Each special committee shall perform such duties and exercise such powers as may be delegated to it expressly by the Board of Directors.

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Section 3.2.          Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law.

ARTICLE IV

Officers

Section 4.1.          Generally.

The officers of the Corporation shall consist of a Chairman of the Board, Chief Executive Officer, President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, a Controller, and the other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by the officers as may be designated by resolution of the Board.

Section 4.2.          Chairman of the Board.

The Chairman of the Board shall preside at all meetings of stockholders and the Board of Directors. The Chairman shall have the other powers and duties as may be delegated from time to time by the Board of Directors.

Section 4.3.          Chief Executive Officer.

The Chief Executive Officer shall, subject to the oversight of the Board of Directors, have general supervision, direction and control of the business and the officers, employees and agents of the Corporation. In the absence of the Chairman of the Board of Directors, the Chief Executive Officer, if such officer is a director, shall preside at all meetings of the Board of Directors, unless the Board of Directors determines otherwise. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

Section 4.4.          President.

Subject to the oversight of the Board of Directors and the supervision, control and authority of the Chief Executive Officer, the President shall have general supervision, direction and control of the business and the officers, employees and agents of the Corporation. In the absence of a Chief Executive Officer appointed by the Board, the President shall be the chief executive officer of the Corporation. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

Section 4.5.          Vice President.

Each Vice President shall have the powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President may be designated by the Board to perform the duties and exercise the powers of the chief executive officer in the event of that officer’s absence or disability.

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Section 4.6.          Chief Financial Officer and Treasurer.

Each of the Chief Financial Officer and the Treasurer shall control, monitor and arrange the financial affairs of the corporation and shall maintain the financial records of the Corporation, consistent with the responsibilities delegated to each of them by the Corporation’s Chief Executive Officer or President. The Chief Financial Officer or Treasurer, as the case may be, shall receive and deposit all monies belonging to the Corporation and shall pay out the same only in such manner as the Board of Directors may from time to time determine, and shall have such other powers and perform such other duties as the Board of Directors may require.

Section 4.7.          Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform the other duties as the Board of Directors may from time to time prescribe.

Section 4.8.          Controller.

The Controller shall have charge of the accounting affairs of the Corporation and shall have such other powers and perform such other duties as the Board of Directors shall designate. The Controller shall report to the Chief Financial Officer.

Section 4.9.          Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 4.10.         Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 4.11.         Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equity holders of any other corporation or entity or in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in the other corporation or entity.

ARTICLE V

Stock

Section 5.1.          Certificates of Stock.

Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her unless the Board of Directors provides by resolution that some or all of any or all classes or series of stock shall be uncertificated shares. Any or all of the signatures on the certificate may be by facsimile.

Section 5.2.          Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.3 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.

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Section 5.3.          Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft, or destruction of any certificate of stock, another may be issued in its place pursuant to the regulations that the Board of Directors may establish concerning proof of the loss, theft, or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.4.          Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by the other regulations as the Board of Directors may establish.

Section 5.5.          Record Date.

a)           In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for the other action described above; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

b)           A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

c)           In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date (unless the Board of Directors has previously fixed a record date pursuant to the first sentence hereof). If no record date has been fixed by the Board of Directors pursuant to the first sentence hereof or otherwise within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, where no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered agent in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are reported. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking the prior action.

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ARTICLE VI

Notices

Section 6.1.          Notices.

If mailed, notice to stockholder shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 6.2.          Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

Miscellaneous

Section 7.1.          Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 7.2.          Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 7.3.          Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 7.4.          Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 7.5.          Time Periods.

In applying any provision of these bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

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Section 7.6           Electronic Transmission.

When used in these Bylaws, the terms “written” and “in writing” shall include any “electronic transmission,” as defined in Section 232(c) of the Delaware General Corporation Law, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail.

ARTICLE VIII

Indemnification

Section 8.1.          Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of the proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that the amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by the indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 8.2.          Right to Advancement of Expenses.

The right to indemnification conferred in Section 8.1 shall include the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by the indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that the indemnitee is not entitled to be indemnified for the expenses under this Section 8.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 8.1 and 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 8.3.          Right of Indemnitee to Bring Suit.

If a claim under Section 8.1 or 8.2 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by (i) the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met the applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to the suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 8 or otherwise shall be on the Corporation.

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Section 8.4.          Non-exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 8.5.          Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify the person against the expense, liability or loss under the Delaware General Corporation Law.

Section 8.6.          Indemnification of Officers, Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any officer, employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE IX

Amendments

These Bylaws may be altered, amended and repealed, and new bylaws adopted, only in compliance with and as authorized by the Certificate of Incorporation.

ARTICLE X

Force and Effect

These Bylaws are subject to the provisions of the Delaware General Corporation Law and the Certificate of Incorporation, as the same may be amended from time to time. If any provision in these Bylaws is inconsistent with an express provision of either the Delaware General Corporation Law or the Certificate of Incorporation, the provisions of the Delaware General Corporation Law or the Certificate of Incorporation, as the case may be, shall govern, prevail, and control the extent of such inconsistency.

Adopted February 15, 2012

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APPENDIX E

SECTIONS 92A 300-500 OF THE NEVADA REVISED STATUTES, AS AMENDED

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

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NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

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NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

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(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

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3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

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3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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APPENDIX F

Dissenter’s Notice of OphthaliX Inc.

Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent. Demand for payment must be received by to the Company by mail, courier, facsimile or electronic mail by March 30, 2012, as follows:

OphthaliX Inc.

c/o Pnina Fishman

123 West Nye Lane, Suite 129

Carson City, NV 89706

Email: Pnina@canfite.co.il

Together with written demand or on or before March 30, 2012, certificates of our company’s shares must be deposited with our company at the address above or with our transfer agent at:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd.

Suite 214

Salt Lake City, UT 84121

Attention: Justeene Blankenship

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Appendix “F” to the Information Circular to which this Dissenter’s Notice is attached.

EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

__________________________________________

__________________________________________

__________________________________________

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

________________________________ Shares of Common Stock

The undersigned hereby objects to the merger of OphthaliX Inc., a Nevada corporation, and OphthaliX Inc., a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before February 10, 2012, being the date of the first announcement of the merger.

Dated: _______________, 2012.

Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

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